UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2005

Honeywell International Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	1-8974	22-2640650
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Columbia Road Morristown, NJ	07928 (Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (973) 455-2000

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 30, 2005, pursuant to a Purchase and Sale Agreement dated September 30, 2005, previously filed, a subsidiary of Honeywell International Inc. completed its acquisition of the fifty percent interest in UOP LLC formerly indirectly owned by Union Carbide Corporation, a wholly owned subsidiary of The Dow Chemical Company, giving Honeywell full ownership of the entity.

Honeywell International Inc. issued a press release today regarding the completion of this acquisition, a copy of which is attached as an exhibit to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Honeywell International Inc. (Registrant)

Date: December 1, 2005	By:	/s/ Thomas F. Larkins
Vice President, Corporate Secretary and Deputy General Counsel

EXHIBIT INDEX

EX-99	Final Release